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                                                                   Exhibit 23(a)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and
         Stockholders' of Prime Hospitality Corp.:


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement No. 33-50603.



                                        ARTHUR ANDERSEN & CO.


Roseland, New Jersey
March 17, 1994